Note 6. Short Term Notes and Interest Bearing Advance	12 Months Ended
Dec. 31, 2017
Notes
Note 6. Short Term Notes and Interest Bearing Advance

Note 6. Short Term Notes and Interest Bearing Advance

Bank Credit Facility

Wells Fargo Bank provides an unsecured credit facility of up to $15,000 to the Company. The facility requires a variable monthly payment of amounts borrowed plus interest, which is applied at 11.24% on direct charges and 24.99% on any cash advanced through the facility. At December 31, 2017, a principal balance of $14,299 remained outstanding on the facility.

Interest Bearing Advance

On February 2, 2017, the Company borrowed $25,000 from an unrelated third party. The Company expects to enter into a formal note for these funds, however the terms of the note have not been finalized. The Note is expected to carry an annual interest rate of approximately 12.5% with a projected due date of December 31, 2017. The Company is in default and as such, the lender may increase the interest rate due by an amount of up to 3% per annum in excess of the rate then otherwise applicable. The Company does not have the funds to repay the advance.  The President of the Company has agreed to personally secure the note with an assignment of proceeds due to her under the first lien on the Diamondhead property.